1. Nature of Operations and General Information	12 Months Ended
Jun. 30, 2018
Nature Of Operations And General Information
Nature of Operations and General Information

Mission NewEnergy Limited is a company domiciled in Australia (ACN: 117 065 719) and:

●	listed on the ASX (MBT). Currently the shares on the ASX are in voluntary suspension;

●	continues to work with potential entities to complete a RTO;

●	that has a 20% interest in an Associate owning a 250,000 tpa (approx. 75 million gallon p.a.) biodiesel refinery, located in Malaysia. The 20% interest investment is carried at NIL value as the project has stalled due to an inability of the biodiesel refinery operating entity to secure ongoing offtake sales contracts.